EXHIBIT 10.2
                                                                    ------------


================================================================================




                                   SCHEDULE K




                                   NEXEN INC.




                           __________________________


                                    GUARANTEE

                           __________________________




                            MADE AS OF JULY 22, 2005




================================================================================

                                TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION.......................................................1
   1.1      DEFINITIONS........................................................1
   1.2      HEADINGS...........................................................2
   1.3      NUMBER; PERSONS; INCLUDING.........................................2
   1.4      INTEREST ACT (CANADA)..............................................3
   1.5      NOMINAL RATES......................................................3
ARTICLE 2 GUARANTEE............................................................3
   2.1      GUARANTEE OF OBLIGATIONS...........................................3
   2.2      INDEMNITY..........................................................3
   2.3      GUARANTOR AS PRINCIPAL OBLIGOR.....................................3
   2.4      GUARANTEE ABSOLUTE AND UNCONDITIONAL...............................4
ARTICLE 3 DEALINGS WITH THE OBLIGORS AND OTHERS................................6
   3.1      NO RELEASE.........................................................6
   3.2      NO EXHAUSTION OF REMEDIES..........................................6
   3.3      EVIDENCE OF OBLIGATIONS............................................6
   3.4      NO SET-OFF.........................................................7
ARTICLE 4 CONTINUING GUARANTEE.................................................7
   4.1      CONTINUING GUARANTEE...............................................7
   4.2      REVIVAL OF INDEBTEDNESS............................................7
ARTICLE 5 DEMAND FOR PAYMENT, EXPENSES AND INTEREST............................7
   5.1      DEMAND FOR PAYMENT.................................................7
   5.2      STAY OF ACCELERATION...............................................7
   5.3      EXPENSES...........................................................8
   5.4      INTEREST...........................................................8
ARTICLE 6 SUBROGATION..........................................................8
   6.1      SUBROGATION........................................................8
ARTICLE 7 GENERAL..............................................................9
   7.1      WAIVER OF NOTICES..................................................9
   7.2      BENEFIT OF THE GUARANTEE...........................................9
   7.3      FOREIGN CURRENCY OBLIGATIONS.......................................9
   7.4      TAXES AND SET-OFF BY GUARANTOR.....................................9
   7.5      NO WAIVER; REMEDIES...............................................10
   7.6      SEVERABILITY......................................................10
   7.7      AMENDMENTS AND WAIVERS............................................10
   7.8      ADDITIONAL SECURITY...............................................10
   7.9      NOTICES...........................................................11
   7.10     ASSIGNMENT........................................................12
   7.11     TIME OF ESSENCE...................................................13
   7.12     FINANCIAL CONDITION OF THE OBLIGORS...............................13
   7.13     ACKNOWLEDGEMENT OF DOCUMENTATION..................................13
   7.14     ENTIRE AGREEMENT..................................................13
   7.15     GOVERNING LAW.....................................................13
   7.16     ATTORNMENT........................................................13

                                   NEXEN INC.

                                   GUARANTEE


THIS GUARANTEE is made as of July 22, 2005

WHEREAS each of the Obligors is a Subsidiary of the Guarantor;

AND WHEREAS the Guarantor has agreed to provide a guarantee with respect to the Credit Facilities provided to the Obligors by the Lenders pursuant to the Credit Agreement;

NOW THEREFORE, in consideration of the covenants and agreements herein contained, the sum of Cdn. $10.00 now paid by the Beneficiaries to the Guarantor and other good and valuable consideration (the receipt and sufficiency of which are hereby conclusively acknowledged), the Guarantor hereby covenants and agrees with the Beneficiaries as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         (a) In this Guarantee and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

         "BENEFICIARIES" means, collectively, the U.S. Facility Lenders, the U.K. Facility Lenders, the U.S. Agent and the U.K. Agent, and "BENEFICIARY" means any one of such Lenders or Agents.

         "BENEFICIARIES' COUNSEL" means McCarthy Tetrault LLP or such other firm of lawyers as may be selected by the Beneficiaries from time to time.

         "BORROWERS" means, collectively, the Guarantor and the Obligors and each of their successors.

         "CREDIT AGREEMENT" means the credit agreement made as of July 22, 2005 between the Borrowers, as borrowers, The Toronto-Dominion Bank and such other financial institutions as become parties thereto, as lenders, and The Toronto-Dominion Bank, as Canadian Agent, Toronto Dominion (Texas) LLC, as U.S. Agent, and The Toronto-Dominion Bank, London Branch, as U.K. Agent, as the same may be amended, modified, supplemented or restated from time to time in accordance with the provisions thereof.

         "DEFAULT RATE" means a rate per annum that is equal to (i) in respect of amounts due in Canadian Dollars, the rate of interest then payable under the Credit Agreement on Canadian Prime Rate Loans (without giving effect to Section 5.12 of the Credit Agreement) plus 1.0% per annum,
         (ii) in respect of amounts due in United States Dollars, the rate of interest then payable under the Credit Agreement, on U.S. Prime Rate Loans (without giving effect to Section 5.12 of the Credit Agreement) plus 1.0% per annum or (iii) in respect of amounts due in Pounds Sterling, the rate of interest then payable under the Credit Agreement on GBP Call Rate Loans (without giving effect to
         Section 5.12 of the Credit Agreement) plus 1.0% per annum.

         "DOCUMENTS" means, collectively, the Documents as defined in the Credit Agreement (other than this Guarantee).

         "GUARANTEE" means this guarantee, as amended, modified, supplemented or restated from time to time in accordance with the provisions hereof.

         "GUARANTOR" means Nexen Inc. and its successors.

         "OBLIGATIONS" means, collectively and at any time and from time to time, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, matured or not) of each of the Obligors to the applicable Agent and the applicable Lenders under, pursuant or relating to the Credit Agreement and other Documents and including all Outstanding Principal and all interest, commissions, legal and other costs, charges and expenses payable by each of the Obligors under the Credit Agreement and other Documents, whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again.

         "OBLIGORS" means, collectively, Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited.

         (b) Capitalized words and phrases used in this Guarantee and the recitals hereto without express definition herein shall, unless something in the subject matter or context is inconsistent therewith, have the same defined meanings as are ascribed to such words and phrases in the Credit Agreement. For certainty, if the Credit Agreement ceases to be in force for any reason whatsoever, then for all purposes hereof the aforementioned capitalized words and phrases shall continue to have the same defined meanings set forth in the Credit Agreement as if such agreement remained in force in the form immediately prior to its ceasing to be in force.

1.2      HEADINGS

         The division of this Guarantee into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Guarantee. The terms "this Guarantee", "hereof", "hereunder" and similar expressions refer to this Guarantee and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Guarantee.

1.3      NUMBER; PERSONS; INCLUDING

         Words importing the singular number only shall include the plural and VICE VERSA, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa and words and terms denoting inclusiveness (such as "include" or "includes" or "including"), whether or not so stated, are not limited by their context or by the words or phrases which precede or succeed them.

1.4      INTEREST ACT (CANADA)

         Whenever a rate of interest hereunder is calculated on the basis of a year (the "deemed year") which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the INTEREST ACT (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

1.5      NOMINAL RATES

         The principle of deemed reinvestment of interest shall not apply to any interest calculation under this Guarantee; all interest payments to be made hereunder shall be paid without allowance or deduction for deemed reinvestment or otherwise, before and after demand, default and judgment. The rates of interest specified in this Guarantee are intended to be nominal rates and not effective rates and any interest calculated hereunder shall be calculated using the nominal rate method and not the effective rate method of calculation.


                                   ARTICLE 2
                                   GUARANTEE

2.1      GUARANTEE OF OBLIGATIONS

         The Guarantor hereby unconditionally and irrevocably guarantees to the Beneficiaries the payment and performance of all of the Obligations, together with interest thereon as provided in Section 5.4.

2.2      INDEMNITY

         If any or all of the Obligations are not duly paid or performed by the Obligors or either of them, as the case may be, and are not recoverable under Section 2.1 for any reason whatsoever, the Guarantor will, as a separate and distinct obligation, indemnify and save harmless the Beneficiaries from and against all losses resulting from the failure of the Obligors or either of them, as the case may be, to pay and perform such Obligations.

2.3      GUARANTOR AS PRINCIPAL OBLIGOR

         If any or all of the Obligations are not duly paid or performed by the Obligors or either of them, as the case may be, and are not recoverable under Section 2.1 or the Beneficiaries are not indemnified under
         Section 2.2, in each case, for any reason whatsoever, such Obligations shall, as a separate and distinct obligation, be recoverable by the Beneficiaries from the Guarantor as if the Guarantor were the primary obligor and principal debtor in respect thereof and shall be paid to the Beneficiaries forthwith after demand therefore as provided herein.

2.4      GUARANTEE ABSOLUTE AND UNCONDITIONAL

         The liability and obligations of the Guarantor hereunder shall be continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, limited or otherwise affected by:

         (a) any extension, other indulgence, renewal, settlement, discharge, compromise, waiver, subordination or release in respect of any Obligation, security, person or otherwise, including any extension, other indulgence, renewal, settlement, discharge, compromise, waiver, subordination or release of any of the Obligations, covenants or undertakings of the Obligors or either of them, as the case may be, under the Documents;

         (b) any modification or amendment of or supplement to the Obligations;

         (c) any loss of or in respect of any security held by the Beneficiaries, whether occasioned by the fault of the Beneficiaries or otherwise, including any release, non-perfection or invalidity of any such security;

         (d) any change in the existence, structure, constitution, name, control or ownership of the Obligors or either of them, as the case may be, or any other person, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Obligors or either of them, as the case may be, or any other person or their respective assets;

         (e) the existence of any set-off, counterclaim, claim or other right which the Guarantor, the Obligors or either of the Obligors, as the case may be, may have at any time against the Beneficiaries or any other person, whether in connection with the Credit Agreement, this Guarantee or any unrelated transaction;

         (f) any provision of applicable law purporting to prohibit or limit the payment by the Obligors or either of them, as the case may be, of any Obligation, and the foregoing is hereby waived by the Guarantor to the extent permitted under applicable law;

         (g) any limitation, postponement, prohibition, subordination or other restriction on the right of a Beneficiary to payment of the Obligations;

         (h) any release, substitution or addition of any other guarantor of the Obligations;

         (i) any defence arising by reason of any failure of any Beneficiary to make any presentment, demand, or protest or to give any other notice, including notice of all of the following: acceptance of this Guarantee, partial payment or non-payment of all or any part of the Obligations and the existence, creation, or incurring of new or additional Obligations;

         (j) any defence arising by reason of any failure of a Beneficiary to proceed against the Obligors or either of them, as the case may be, or any other person, or to apply or exhaust any security held from the Obligors or either of them, as the case may be, or any other person for the Obligations, to proceed against, apply or exhaust any security held from the Guarantor or any other person, or to pursue any other remedy available to the Beneficiaries;

         (k) any defence arising by reason of the invalidity, illegality or lack of enforceability of the Obligations or any part thereof or of any security or guarantee in support thereof, or by reason of any incapacity, lack of authority, or other defence of the Obligors or either of them, as the case may be, or any other person, or by reason of any limitation, postponement or prohibition on a Beneficiary's rights to payment, or the cessation from any cause whatsoever of the liability of the Obligors or either of them, as the case may be, or any other person with respect to all or any part of the Obligations (other than irrevocable payment to the Beneficiaries in full, in cash, of the Obligations), or by reason of any act or omission of the Beneficiaries or others which directly or indirectly results in the discharge or release of the Obligors or either of them, as the case may be, or any other person or of all or any part of the Obligations or any security or guarantee therefor, whether by contract, operation of law or otherwise;

         (l) any defence arising by reason of the failure by a Beneficiary to obtain, register, perfect or maintain a Security Interest in or upon any property of the Obligors or either of them, as the case may be, or any other person, or by reason of any interest of the Beneficiaries in any property, whether as owner thereof or as holder of a Security Interest therein or thereon, being invalidated, voided, declared fraudulent or preferential or otherwise set aside, or by reason of any impairment of any right or recourse to collateral;

         (m) any defence arising by reason of the failure of the Beneficiaries to marshal assets;

         (n) to the extent permitted under applicable law, any defence based upon any failure of the Beneficiaries to give to the Obligors or either of them, as the case may be, or the Guarantor notice of any sale or other disposition of any property securing any or all of the Obligations or any other guarantee thereof, or any notice that may be given in connection with any sale or other disposition of any such property;

         (o) any defence based upon or arising out of any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Obligors or either of them, as the case may be, or any other person, including any discharge or bar against collection of any of the Obligations; or

         (p) any other law, event or circumstance or any other act or failure to act or delay of any kind by the Obligors or either of them, as the case may be, the Beneficiaries or any other person, which might, but for the provisions of this Section, constitute a legal or equitable defence to or discharge, limitation or reduction of the Guarantor's obligations hereunder, other than as a result of the payment or extinguishment in full of the Obligations.

         The foregoing provisions apply and the foregoing waivers, to the extent permitted under applicable law, shall be effective even if the effect of any action or failure to take action by the Beneficiaries is to destroy or diminish the Guarantor's subrogation rights, the Guarantor's right to proceed against the Obligors or either of them, as the case may be, for reimbursement, the Guarantor's right to recover contribution from any other guarantor or any other right or remedy of the Guarantor.


                                   ARTICLE 3
                      DEALINGS WITH THE OBLIGORS AND OTHERS

3.1      NO RELEASE

         The Beneficiaries, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor's liability and obligations hereunder, may:

         (a) grant time, renewals, extensions, indulgences, releases and discharges to the Obligors or either of them, as the case may be, or any other guarantor or endorser;

         (b) take or abstain from taking security or collateral from the Obligors or either of them, as the case may be, or any other guarantor or endorser or from perfecting security or collateral of the Obligors or either of them, as the case may be, or any other guarantor or endorser;

         (c) accept compromises from the Obligors or either of them, as the case may be, or any other guarantor or endorser;

         (d) subject to the Documents, apply all money at any time received from the Obligors or either of them, as the case may be, or from security upon such part of the Obligations as the Beneficiaries may see fit or change any such application in whole or in part from time to time as the Beneficiaries may see fit; or

         (e) otherwise deal with each of the Obligors or either of them, as the case may be, and all other persons and security as the Beneficiaries may see fit.

3.2      NO EXHAUSTION OF REMEDIES

         The Beneficiaries shall not be bound or obligated to exhaust their recourse against the Obligors or either of them, as the case may be, or other persons or any securities or collateral it may hold or take any other action (other than to make demand pursuant to Article 5) before the Beneficiaries shall be entitled to demand, enforce and collect payment from the Guarantor hereunder.

3.3      EVIDENCE OF OBLIGATIONS

         Any account settled or stated in writing by or between a Beneficiary or the Beneficiaries, as the case may be, and the Obligors or either of them, as the case may be, shall be PRIMA FACIE evidence that the balance or amount thereof appearing due to the same is so due.

3.4      NO SET-OFF

         In any claim by the Beneficiaries against the Guarantor hereunder, the Guarantor shall not claim or assert any set-off, counterclaim, claim or other right that the Obligors or either of them, as the case may be, or the Guarantor may have against one or more of the Beneficiaries.


                                   ARTICLE 4
                              CONTINUING GUARANTEE

4.1      CONTINUING GUARANTEE

         This Guarantee shall be a continuing guarantee and shall continue to be effective even if at any time any payment of any of the Obligations is rendered unenforceable or is rescinded or must otherwise be returned by any Beneficiary for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Obligors or either of them, as the case may be), all as though such payment had not been made.

4.2      REVIVAL OF INDEBTEDNESS

         If at any time, all or any part of any payment previously received by a Beneficiary and applied to any Obligation must be rescinded or returned by the Beneficiary for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Obligors or either of them, as the case may be), such Obligation shall, for the purpose of this Guarantee, to the extent that such payment must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Beneficiary, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such Obligation as though such application by the Beneficiary had not been made.


                                   ARTICLE 5
                    DEMAND FOR PAYMENT, EXPENSES AND INTEREST

5.1      DEMAND FOR PAYMENT

         The Beneficiaries shall be entitled to make demand upon the Guarantor at any time during the continuance of a Event of Default and upon any such demand the Beneficiaries may (provided a written notice of acceleration has been given in accordance with Section 11.2 of the Credit Agreement, in the case of an Event of Default specified in Sections 11.1(a) to (d), inclusive, or Sections 11.1(g) to (m), inclusive, of the Credit Agreement) treat all Obligations as due and payable and may forthwith collect from the Guarantor all Obligations. The Guarantor shall make payment to or performance in favour of the Beneficiaries of all Obligations forthwith after demand therefor is made upon the Guarantor by the Beneficiaries as aforesaid.

5.2      STAY OF ACCELERATION

         If acceleration of the time for payment of any amount payable by the Obligors or either of them, as the case may be, in respect of the Obligations is stayed upon the insolvency, bankruptcy, arrangement or reorganization of the Obligors or either of them, as the case may be, or any moratorium affecting the payment of the Obligations, all such amounts that would otherwise be subject to acceleration shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Beneficiaries.

5.3      EXPENSES

         The Guarantor shall pay to the Beneficiaries all reasonable out of pocket costs and expenses, including all reasonable legal fees (on a solicitor and his own client basis) and other expenses incurred by the Beneficiaries from time to time in the enforcement, realization and collection of or in respect of this Guarantee. All such amounts shall be payable by the Guarantor on demand by the Beneficiaries.

5.4      INTEREST

         Any payment obligation comprised in the Obligations guaranteed hereunder which is not paid when due hereunder shall bear interest, to the extent not already included in the Obligations, both before and after default or judgment, from the date of demand pursuant to Section
         5.1 to the date of payment at the rate or rates provided in the relevant Document for such Obligations or, in the event no such rate is provided for therein, at a rate per annum that is equal to the Default Rate. Any other amounts payable pursuant hereto, including pursuant to
         Section 5.3, which are not paid when due hereunder shall bear interest, both before and after default or judgment, from the date of demand pursuant to Section 5.1 to the date of payment or reimbursement thereof by the Guarantor at a rate per annum that is equal to the Default Rate. All such interest shall accrue daily and shall be payable by the Guarantor on demand by the Beneficiaries.


                                    ARTICLE 6
                                   SUBROGATION

6.1      SUBROGATION

         (a) Until all the Obligations have been irrevocably paid in full in cash, the Guarantor shall have no right of subrogation to, and waives to the fullest extent permitted by applicable law, any right to enforce any remedy which the Beneficiaries now have or may hereafter have against the Obligors or either of them, as the case may be, in respect of the Obligations, and until such time the Guarantor waives any benefit of, and any right to participate in, any security, now or hereafter held by the Beneficiaries for the Obligations.

         (b) If (i) the Guarantor performs or makes payment to the Beneficiaries of all amounts owing by the Guarantor under this Guarantee, (ii) the Obligations are performed and irrevocably paid in full and (iii) each of the Credit Facilities has been fully cancelled in accordance with the Credit Agreement, then the Beneficiaries will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Guarantor of the Beneficiaries' interest in the

         Obligations and any security held therefor resulting from such performance or payment by the Guarantor.


                                    ARTICLE 7
                                     GENERAL

7.1      WAIVER OF NOTICES

         The Guarantor hereby waives promptness, diligence, presentment, demand of payment, notice of acceptance and any other notice with respect to this Guarantee and the obligations guaranteed hereunder, except for the demand pursuant to Section 5.1.

7.2      BENEFIT OF THE GUARANTEE

         This Guarantee shall enure to the benefit of the respective successors and permitted assigns of the Beneficiaries and be binding upon the successors of the Guarantor.

7.3      FOREIGN CURRENCY OBLIGATIONS

         The Guarantor shall make payment relative to each Obligation in the currency (the "original currency") in which the Obligors or either of them, as the case may be, are required to pay such Obligation. If the Guarantor makes payment relative to any Obligation to the Beneficiaries in a currency (the "other currency") other than the original currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment shall constitute a discharge of the liability of the Guarantor hereunder in respect of such Obligation only to the extent of the amount of the original currency which the Beneficiaries are able to purchase with the amount of other currency they receive on the date of receipt in accordance with normal practice. If the amount of the original currency which the Beneficiaries are able to purchase is less than the amount of such currency originally due in respect of the relevant Obligation, the Guarantor shall indemnify and save the Beneficiaries harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Beneficiaries and shall continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order. A certificate of a Beneficiary as to any such loss or damage shall constitute PRIMA FACIE evidence thereof, in the absence of manifest error.

7.4      TAXES AND SET-OFF BY GUARANTOR

         All payments by the Guarantor under this Guarantee, whether in respect of principal, interest, interest on overdue and unpaid interest, fees or any other Obligations, shall be made in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, Taxes, charges or otherwise whatsoever) unless the Guarantor is prohibited by applicable laws from doing so, in which event the Guarantor shall:

         (a) ensure that the deduction or withholding does not exceed the minimum amount legally required;

         (b) forthwith pay to the Beneficiaries such additional amount so that the net amount received by the Beneficiaries will equal the full amount which would have been received by it had no such deduction or withholding been made;

         (c) pay to the relevant taxation or other authorities, within the period for payment required by applicable laws, the full amount of the deduction or withholding (including the full amount of any deduction or withholding from any additional amount paid pursuant to this Section); and

         (d) furnish to the Beneficiaries promptly, as soon as available, an official receipt of the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

7.5      NO WAIVER; REMEDIES

         No failure on the part of the Beneficiaries to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7.6      SEVERABILITY

         If any provision of this Guarantee is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

7.7      AMENDMENTS AND WAIVERS

         Any provision of this Guarantee may be amended, waived or a consent given in respect thereof with the concurrence of the Guarantor and both the U.S. Agent and the U.K. Agent on behalf of the Beneficiaries. Any waiver and any consent by such Agents on behalf of the Beneficiaries under any provision of this Guarantee must be in writing signed by such Agents and may be given subject to any conditions thought fit by such Agents. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

7.8      ADDITIONAL SECURITY

         This Guarantee is in addition and without prejudice to any security of any kind (including, without limitation, other guarantees) now or hereafter held by the Beneficiaries and any other rights or remedies they might have.

7.9      NOTICES

         Any demand, notice or other communication (hereinafter in this Section referred to as a "Communication") to be given in connection with this Guarantee shall be given in writing and may be given by personal delivery, telecopier or by registered mail addressed to the recipient as follows:

         To the U.S. Agent on behalf of the Beneficiaries under the U.S.
         Facility:

                 Toronto Dominion (Texas) LLC
                 c/o The Toronto-Dominion Bank
                 Royal Trust Tower
                 77 King Street West, 18th Floor
                 Toronto, Ontario
                 M5K 1A2

                 Attention:        U.S. Agency Services
                 Telecopy No.:     (416) 307-3826

         with a copy to:

                 TD Securities
                 Corporate Credit
                 800, 324 - 8th Avenue S.W.
                 Calgary, Alberta
                 T2P 2Z2

                 Attention:        Vice President and Director
                 Telecopy No.:     (403) 292-2772

         To the U.K. Agent on behalf of the Beneficiaries under the U.K.
         Facility:

                 The Toronto-Dominion Bank, London Branch
                 c/o The Toronto-Dominion Bank
                 Royal Trust Tower
                 77 King Street West, 18th Floor
                 Toronto, Ontario
                 M5K 1A2

                 Attention:        U.K. Agency Services
                 Telecopy No.:     (416) 982-8619
         with a copy to:

                 TD Securities
                 Corporate Credit
                 800, 324 - 8th Avenue S.W.
                 Calgary, Alberta
                 T2P 2Z2

                 Attention:        Vice President and Director
                 Telecopy No.:     (403) 292-2772


         To the Guarantor:

                  Nexen Inc.
                  2900, 801 - 7th Avenue S.W.
                  Calgary, Alberta
                  T2P 3P7

                  Telecopy No.:     (403) 232-0599
                  Attention:        Treasurer

         with a copy to the attention of the Senior Vice-President and General Counsel at the above address, telecopy no.: (403) 699-5743 or such other address or telecopy number as may be designated by notice by any party to the other. Any Communication given by personal delivery or telecopier shall be conclusively deemed to have been given on the day of actual delivery or transmittal thereof and, if given by registered mail, on the third day following the deposit thereof in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery or telecopier.

7.10     ASSIGNMENT

         The rights of the Beneficiaries under this Guarantee may be assigned by the Beneficiaries in accordance with the provisions of the Credit Agreement and without the consent of the Obligors or either of them, as the case may be, or the Guarantor during the continuance of an Event of Default and, at all other times, with the prior written consent of the Guarantor (such consent not to be unreasonably withheld). Except in connection with the transactions permitted by Section 10.2(d) of the Credit Agreement, the Guarantor may not assign its obligations under this Guarantee.

7.11     TIME OF ESSENCE

         Time is of the essence with respect to this Guarantee and the time for performance of the obligations of the Guarantor under this Guarantee may be strictly enforced by the Beneficiaries.

7.12     FINANCIAL CONDITION OF THE OBLIGORS

         The Guarantor is fully aware of the financial condition of each of the Obligors and acknowledges that it shall receive a benefit from the Beneficiaries entering into the Documents to which the Beneficiaries are a party. The Guarantor assumes all responsibility for being and keeping itself informed of each of the Obligors' financial condition and assets, and of all other circumstances bearing upon the risk of non-payment or non-performance of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that the Beneficiaries shall not have a duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

7.13     ACKNOWLEDGEMENT OF DOCUMENTATION

         The Guarantor hereby acknowledges receipt of a true and complete copy of the Documents and all of the terms and conditions thereof.

7.14     ENTIRE AGREEMENT

         This Guarantee and the Documents constitute the entire agreement between the Beneficiaries and the Guarantor with respect to the subject matter hereof and cancel and supersede any prior understandings and agreements between such parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between such parties other than as expressly set forth herein or therein.

7.15     GOVERNING LAW

         This Guarantee shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

7.16     ATTORNMENT

         The Guarantor and each of the Beneficiaries hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta in regard to legal proceedings relating to this Guarantee. For the purpose of all such legal proceedings, the courts of the Province of Alberta shall have jurisdiction to entertain any action arising under this Guarantee. Notwithstanding the foregoing, nothing in this Section shall be construed nor operate to limit the right of the Guarantor or the Beneficiaries to commence any action relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action or matter relating hereto.

         IN WITNESS WHEREOF the Guarantor has executed this Guarantee.


                                         NEXEN INC.


                                         Per: /s/ Marvin F. Romanow
                                              ----------------------------
                                              Name:  Marvin F. Romanow
                                              Title: Executive Vice President
                                                     and Chief Financial Officer



                                         Per: /s/ Una Power
                                              ----------------------------
                                              Name:  Una Power
                                              Title: Treasurer